Collaborative and Licensing Agreements	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Collaborative and Licensing Agreements
9.
Collaborative and Licensing Agreements

Venn License Agreement

In December 2019, the Company entered into a collaboration and license agreement (the “License Agreement”) with VennDC, LLC (“Venn”) to pursue research and development of certain payload and linker technologies that are useful for the development of antibody-drug conjugates. This collaboration was expected to allow Venn to further develop and commercialize such antibody-drug conjugates developed under the collaboration. Under the collaboration agreement with Venn, the Company received a $400,000 upfront payment and was expected to be eligible to receive reimbursement of costs and expenses incurred, certain development and regulatory milestone payments, royalties and commercial milestone payments with respect to licensed products for each product. Milestone payments were expected to be payable following the achievement of certain development, regulatory and commercial milestone events in each product, up to an aggregate of $107.1 million per product. Royalty percentages in the mid-single digits were expected to be based on net sales on a product-by-product basis. The initial term of the research collaboration was expected to be three years.

In May 2022, the Venn License Agreement was terminated and the upfront payment was repaid using the proceeds from the Venn Loan (see Note 10).

For the year ended December 31, 2022, the Company did not perform any services and did not recognize any revenue and received no reimbursement of costs and expenses under the Venn License Agreement.